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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 13, 2002
                Date of Report (Date of earliest event reported)



                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                 1-13626                          75-2293354
         (State or other jurisdiction                     (Commission                      (IRS Employer
               of incorporation)                         File Number)                   Identification No.)



                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)




                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 13, 2002, the Registrant acquired all the member interests (the "Member Interests") of Pro Care One Nurses, LLC, a Delaware limited liability company ("ProCare") (the "Transaction") pursuant to a Member Interests Purchase Agreement dated June 13, 2002 with Lara Mac, Steve MacEachern, Vickie Lotz, and Obstetrical Nurses, Inc., a California corporation (individually a "Seller" and collectively the "Sellers"). The Registrant paid $12,500,000 for the Member Interests, of which $11,500,000 was advanced under the existing credit facility of the Registrant and the balance was funded out of existing cash.

ProCare operates a nurse staff provider organization providing both short and long term contracts for nurse staffing nationwide and daily staffing within California and Michigan. ProCare has established a network of more than 2,000 licensed nurses filling both stationary and traveling employment needs. Currently, ProCare provides services to more than 100 hospitals throughout the country.

The description of the Transaction contained in this filing is qualified in its entirety by reference to the provisions of the Member Interests Purchase Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

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                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

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
                  Exhibit No.                   Description
                  -----------                   -----------

                        10.1 Member Interests Purchase Agreement, without exhibits, dated June 13, 2002, by and between the Registrant and Lara Mac, Steve MacEachern, Vickie Lotz and Obstetrical Nurses, Inc., as Sellers (filed herewith).(1)

                        10.2 Post-Closing Escrow Agreement, dated June 13, 2002 among the Registrant, Lara Mac, as Seller's Agent and First Bank and Trust, as Escrow Agent (filed herewith).
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                                      * * *

                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)




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(1) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HORIZON HEALTH CORPORATION



Date: June 26, 2002                 By: /s/ RONALD C. DRABIK
                                       -----------------------------------------
                                       Ronald C. Drabik
                                       Senior Vice President, Finance and
                                       Administration






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                                INDEX TO EXHIBITS


Exhibits

                 Exhibit No.                   Description
                 -----------                   -----------
                        10.1    Member Interests Purchase Agreement, without
                                exhibits, dated June 13, 2002, by and between
                                the Registrant and Lara Mac, Steve MacEachern,
                                Vickie Lotz and Obstetrical Nurses, Inc., as
                                Sellers (filed herewith).(2)

                        10.2    Post-Closing Escrow Agreement, dated June 13,
                                2002 among the Registrant, Lara Mac, as Seller's
                                Agent and First Bank and Trust, as Escrow Agent
                                (filed herewith).

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(2) Registrant agrees to furnish a supplemental copy of schedules and exhibits to the Securities and Exchange Commission upon request.